Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 12:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Charges:

As collateral for its liabilities, the Company has recorded floating charges on all of its assets, including its intellectual property and equipment, in favor of banks.

b.	Collateral:

The Company obtained bank guarantees in the amount of $382 in favor of its lessor, customs and customers.

c.	Royalties:

The Company has undertaken to pay royalties to the BIRD Foundation (“BIRD”), at the rate of 5% on sales proceeds of products developed with the participation of BIRD up to the amount received, linked to the USD. The contingent obligation as of December 31, 2018 is $ 2,444. No royalties were accrued or paid during 2018, 2017 and 2016.

d.	Lease commitments:

The Company and its subsidiaries have leased offices, motor vehicles and locations for periods through 2022. Minimum annual rental payments under non-cancelable operating leases are as follows:

2019	2,123
2020	1,259
2021	377
2022 and thereafter	342

4,101

Rent expenses for the years ended December 31, 2018, 2017 and 2016, were $2,452, $2,325 and $2,327, respectively.

e.	Litigation:

1.	As of December 31, 2018, several claims were filed against the Company, mainly by customers. The claims are in an amount aggregating to approximately $119. The substance of the claims generally relate to the malfunction of the Company’s products, which occurred during the ordinary course of business. The Company is defending such litigation in court and has recorded a provision of $26.

2.	In August 2014, Pointer Brazil was notified that it had not paid an aggregate of $273 in VAT tax (Brazilian ICMS tax) plus $927 of interest, in addition to a penalty fee in the aggregate of $1,036, collectively as of December 31, 2018. The Company is defending such litigation in court and made a provision of $78. The potential timeframe for such litigation may extend to 14 years.

3.	In July 2015, the Company received a tax deficiency notice against Pointer Brazil, pursuant to which Pointer or Pointer Brazil would be required to pay an aggregate amount of approximately US $14.0 million. The claim alleged that the services provided by Pointer Brazil ought to be classified as “Telecommunication Services”, and must therefore be subject to the State Value Added Tax. On August 14, 2018, the lower Chamber of the State Tax Administrative Court (TIT) rendered a decision that was favorable to Pointer Brazil in relation to the ICMS demands, but adverse in regards to the clerical obligation of keeping in good order a set of ICMS books and their respective tax receipts. Following this decision, the outstanding balance amounts to $235. Both the State and the company filed an appeal against part of the decision that was unfavorable to them and, currently, we are waiting for the judgment of both appeals by the higher Chamber of TIT. The Company’s legal counsel is of the opinion that it is highly probable that the Company will prevail, and that no material costs will arise in respect to these claims. For this reason, the Company has not made any provision.

f.	Commitments:

1.	The Company and DBSI Investment Ltd. (“DBSI”), an equity owner in the Company (see Note 16), have entered into a management services agreement pursuant to which DBSI shall provide management services in consideration of annual management fees of $180 for a period of three years commencing on August 1, 2017.

2.	Under the Bank’s credit facility, the Company is required to meet required financial covenants (see Note 10c).